LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated July 27, 2012 to the

Prospectus dated April 1, 2012

The following replaces the subsection titled “Investment Adviser – Portfolio Manager” on page 61 of the prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007
Jeffrey D. Lapin, Portfolio Manager	2012

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Floating Rate Fund” on page 212 of the prospectus:

Floating Rate Fund. Christopher J. Towle, Partner and Director, and Jeffrey D. Lapin, Portfolio Manager, head the team and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since 2007. Mr. Lapin joined Lord Abbett in and has been a member of the team since 2012. Prior to that date, Mr. Lapin was a Managing Director at Post Advisory Group, an asset management firm specializing in high yield securities.

Please retain this document for your future reference.